UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 25, 2004

EXCELLIGENCE LEARNING CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-32613	77-0559897
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Lower Ragsdale Drive, Monterey, California 93940

(Address of Principal Executive Offices) (Zip Code)

(831) 333-2000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 12.	Results of Operations and Financial Condition.

On February 25, 2004, the registrant issued a press release announcing its earnings for the fourth quarter and fiscal year ended December 31, 2003. The press release is attached to this current report as Exhibit 99.1 and is incorporated by reference to this report.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 25, 2004

EXCELLIGENCE LEARNING CORPORATION

By:	/s/ RICHARD DELANEY

Name: Richard Delaney
Title: Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

99.1*	Press release dated February 25, 2004.

*Filed herewith.

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